UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549
                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 1, 1999
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                   CHEFS INTERNATIONAL, INC. AND SUBSIDIARIES
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


                                      Delaware
                                      --------
                      (State or other jurisdiction of incorporation)


          0-8513                                            22-2058515
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   (Commission File Number)                 (IRS Employer Identification Number)


        62 Broadway
Point Pleasant Beach, New Jersey                                08742
--------------------------------                                -----
(Address of principal executive office)                      (Zip Code)

Registrant's telephone number, including area code 732-295-0350
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                            CHEFS INTERNATIONAL, INC.

Item 1.    Changes in Registrant's Certifying Accountant

      (a)(1)(i) On April 1, 1999, by mutual agreement, Chefs International, Inc. ("CHEFS") and Moore Stephens P.C. ("Moore Stephens") agreed to the replacement of Moore Stephens as CHEFS' independent accountants for the audit of CHEFS' financial statements for the fiscal year ended January 31, 1999. The agreement was reached after CHEFS was advised by the staff of the Securities and Exchange Commission (the "Commission") that in the staff's opinion, the existence of a relationship between a member of Moore Stephens and an entity which held a direct or indirect interest in CHEFS' securities adversely impacted Moore Stephens' independence with respect to CHEFS. The staff further advised that for this reason, CHEFS' financial statements for the three years ended January 25, 1998 contained in its annual report on Form 10-K for the year ended January 25, 1998 are considered by the staff to be unaudited. Moore Stephens has advised that it disagrees with the staff's position and believes that it was at all times independent with respect to the CHEFS' audits. Excluding the above issue, the staff has not alleged any inaccuracies in CHEFS' financial statements.

           (ii) Moore Stephens' report with respect to CHEFS' financial statements for the two fiscal years ended January 25, 1998 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

           (iii)The agreement to replace Moore Stephens and to retain a new principal independent accounting firm was approved by CHEFS' audit committee and by its board of directors.

           (iv) During the two most recent fiscal years ended January 25, 1998, there were no disagreements between CHEFS and Moore Stephens on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Moore Stephens, would have caused it to make a reference to the subject matter of the disagreement in connection with its report.

           (v) CHEFS' management is unaware of the occurrence during its two fiscal years ended January 25, 1998 or during its fiscal year ended January 31, 1999 of any of the kinds of events described in subparagraph (A) through (D) of
Item 304(a)(1)(v) of Regulation S-K as promulgated by the Commission.

      (2) On April 1, 1999, CHEFS engaged the certified public accounting firm of Edward Isaacs & Company LLP ("Edward Isaacs LLP") to serve as its principal independent accounting firm to audit its financial statements for the year ended January 31, 1999 and if necessary, to reaudit its financial statements for the year ended January 25, 1998. Prior to the engagement of Edward Isaacs LLP, CHEFS did not consult with such firm on any accounting, auditing or financial reporting issue.

           Edward Isaacs LLP has been furnished with a copy of this report by CHEFS and has been requested to review the disclosure contained herein and to furnish CHEFS with a letter addressed to the Commission containing any new information, clarification of CHEFS' expression of its views or the respects in which it does not agree with the statements made by CHEFS in response to Item 304(a) of Regulation S-K. Edward Isaacs LLP has advised CHEFS that after review of this report, it does not believe that such a letter is required.

      (3) Moore Stephens has been furnished with a copy of this report by CHEFS and has been requested to furnish CHEFS with a letter addressed to the Commission stating whether it agrees with the statements made by CHEFS in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             CHEFS INTERNATIONAL, INC.
                                            (Registrant)

Dated: April 6, 1999

                                             By /s/ Anthony Papalia
                                             ----------------------
                                                 Anthony Papalia, President






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